UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2026

PrimeEnergy Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-7406	84-0637348
(Commission File Number)	(IRS Employer Identification No.)

9821 Katy Freeway, Houston, Texas 77024
(Address of principal executive offices)

Registrant’s telephone number, including area code 713-735-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PNRG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

PRIMEENERGY RESOURCES CORPORATION

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of matters to a vote of Security Holders

The Annual Meeting of stockholders of PrimeEnergy Resources Corporation (the “Company”) was held on June 10, 2026. The matter listed below was submitted to a vote of the stockholders through the solicitation of proxies, and the proposal was described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 23, 2026. There were 1,618,000 shares of the Company outstanding and entitled to vote at the Annual Meeting. There were 1,224,025 shares of the Company present in person or by proxy at the meeting. The final results of the stockholder votes are listed below.

Proposal No. 1 – Election of Directors

Five persons were nominated by management for election as Directors of the Company, each for a term of one year. All such persons were currently serving as Directors of the Company. There were no other nominees and there was no solicitation in opposition to management’s nominees. All of such nominees were elected. The names of each Director elected at the meeting and the number of shares voted for or withheld for each nominee is as follows. There were no abstentions and no broker non-votes.

Vote Details

Beverly A. Cummings	For	944,561
	Withheld	279,464

Charles E. Drimal, Jr.	For	1,030,664
	Withheld	193,361

Thomas S. T. Gimbel	For	1,195,211
	Withheld	28,814

Clint Hurt	For	1,151,942
	Withheld	72,083

H. Gifford Fong	For	1,178,957
	Withheld	45,068

Item 8.01 – Other Events

On June 10, 2026, the Board of Directors of the Company authorized the repurchase of up to an additional 300,000 shares of the Company's common stock. Repurchases may be made from time to time in open-market transactions or privately negotiated transactions, at such prices and in such amounts as management deems appropriate, subject to prevailing market conditions and the Company's cash availability.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: June 11, 2026	PrimeEnergy Resources Corporation By: /s/ Beverly A. Cummings Name: Beverly A. Cummings Executive Vice President